FSS1 P-1

                        SUPPLEMENT DATED DECEMBER 1, 2007
                                TO THE PROSPECTUS
               DATED SEPTEMBER 1, 2007 AS AMENDED NOVEMBER 1, 2007
                                       OF
                            FRANKLIN STRATEGIC SERIES
    (FRANKLIN GROWTH OPPORTUNITIES FUND (FORMERLY FRANKLIN AGGRESSIVE GROWTH
  FUND), FRANKLIN FLEX CAP GROWTH FUND, FRANKLIN SMALL CAP GROWTH FUND II, AND
                       FRANKLIN SMALL-MID CAP GROWTH FUND)

The prospectus is amended as follows:

I. For the Franklin Small Cap Growth Fund II, the second paragraph of the "Goal and Strategies - Main Investment Strategies" section on page 38 is revised as follows:

      For this Fund, small cap companies are companies with market capitalizations not exceeding (i) $1.5 billion or (ii) the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities, and its largest company had a market capitalization of $3.32 billion as of June 30, 2007. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market capitalization exceeds these small cap measures.


               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE